TRANSAMERICA FUNDS
Transamerica Large Cap Value
Supplement to the Currently Effective Prospectuses and Summary Prospectuses
* * *
Effective immediately, the second paragraph of the “Principal Investment Strategies” section relating to Transamerica Large Cap Value in the Prospectuses and Summary Prospectuses, and the second paragraph in “More on Each Fund’s Strategies and Investments – Transamerica Large Cap Value” in the Prospectuses, is deleted in its entirety and replaced with the following:
The
sub-adviser
will employ a relative value approach, combining a quantitative screening tool to identify attractive candidate securities with a bottom-up,
fundamental research process to select and weight individual securities. The sub-adviser’s
proprietary quantitative screening tool is used to narrow the universe of potential investments by comparing stocks to their peers using a combination of factors, including relative valuation, potential for improving business prospects, earnings quality, and short-term price reversal. Valuation is assessed by the sub-adviser
on both a relative and absolute basis. Relative valuation compares a stock to comparable assets in order to gauge its value and attractiveness, whereas absolute valuation evaluates a stock’s worth in absolute terms with no consideration regarding the value of other comparable assets. The sub-adviser
generally invests in securities it believes to be attractively valued with the potential to exceed investor expectations and may sell securities that no longer meet the funds investment criteria. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
* * *
Transamerica Total Return
Effective immediately, the following principal risk will be added alphabetically to the “Principal Risks” section (after the list of key risks) included in the Prospectus and Summary Prospectus for Transamerica Total Return:
LIBOR
– Many financial instruments, financings or other transactions to which the fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). Plans are underway to phase out the use of LIBOR by the end of 2021.The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023,
with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instrument in which the fund invests, and financial markets generally.

Investors Should Retain this Supplement for Future Reference
May 1, 2021